UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2007

HEARTWARE LIMITED
(Exact name of registrant as specified in its charter)

State of Victoria, Australia	000-52595	98-0498958
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 57 MLC Centre 19-29 Martin Place Sydney NSW 2000 Australia
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 2 9238 2064

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 19, 2007, HeartWare Limited (the “Company”) issued a letter to its shareholders (the “Shareholder Letter”), providing an update regarding certain developments of the Company’s business and other matters and outlining its key objectives for year 2008. A copy of the Shareholder Letter was filed with the Australian Securities Exchange (the “ASX”) in compliance with the requirements of Australian law and the ASX Listing Rules, and is attached hereto as Exhibit 99.01.

Nothing contained in the Shareholder Letter, including those statements regarding the possibility of an initial public offering in the United States, shall constitute an offer to sell or a solicitation of an offer to buy any of our securities in any jurisdiction.

Forward-Looking Statements

The Shareholder Letter contains forward-looking statements that are based on our management’s beliefs, assumptions and expectations and on information currently available to our management. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements, including without limitation:

•	our expectations with respect to regulatory submissions and approvals;

•	our expectations with respect to our clinical trials, including enrollment in our clinical trials;

•	our ability to develop and commercialize products; and

•	our expectations with respect to reincorporation and initial public offering in the United States.

Our management believes that these forward-looking statements are reasonable as and when made. However, you should not place undue reliance on our forward-looking statements because they speak only as of the date when made. We do not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. We may not actually achieve the plans, projections or expectations disclosed in our forward-looking statements, and actual results, developments or events could differ materially from those disclosed in the forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, including without limitation those described in “Item 1A. Risk Factors” in our Registration Statement on Form 10 filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2007, as amended, and those described in other reports filed from time to time with the SEC.

Additional Information About the Potential Re-Domiciling in the United States and Where to Find It

If the Company pursues a re-domiciling in the United States as described in the Shareholder Letter, the Company will file a proxy statement with the SEC in connection with a meeting of stockholders to approve such transaction. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED WITH THE SEC CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Such a definitive proxy statement would be mailed to the Company’s stockholders. In addition, stockholders will be able to obtain the proxy statement and all other relevant documents filed by the Company with the SEC free of charge at the SEC’s website, www.sec.gov, or from HeartWare Ltd. Suite 4, Level 46, 2 Park Street, Sydney NSW, Australia 2000. Our telephone number is 011-61-2-8215-7600. Our website address is www.heartware.com.

The Company’s directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in favor of the Company re-domiciling in the United States. INFORMATION ABOUT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, AND THEIR OWNERSHIP OF THE COMPANY’S SECURITIES AND INTERESTS IN THE PROPOSED TRANSACTION, WILL BE SET FORTH IN THE AFOREMENTIONED PROXY STATEMENT. Additional information regarding the interests of those persons may be obtained by reading the proxy statement if and when it becomes available.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.01 Shareholder Letter, dated December 19, 2007, issued by the Company to its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare Limited
Date: December 19, 2007	By:	/s/ David McIntyre

Name: David McIntyre
Title: Chief Financial Officer